DELAWARE GROUP INCOME FUNDS

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund

Supplement to the Prospectuses
dated September 28, 2001

The following replaces the first paragraph in the section "Dividends, distributions and taxes":

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, may be paid twice a year. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

This Supplement is dated May 24, 2002.